GOODWILL AND INTANGIBLE ASSETS	6 Months Ended
Jun. 30, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS	GOODWILL
The gross balance of goodwill was $483.0 million, with accumulated impairment losses of $48.2 million, as of June 30, 2024 and $525.2 million, with accumulated impairment losses of $11.9 million, as of December 31, 2023.
A rollforward of goodwill by reportable segment for the six months ended June 30, 2024, was as follows:

	Fresh Fruit	Diversified Fresh Produce - EMEA	Diversified Fresh Produce - Americas & ROW	Total

	(U.S. Dollars in thousands)
Balance as of December 31, 2023	$273,275	$151,276	$88,761	$513,312
Acquisitions	—	662	—	662
Disposals	—	—	(35,956)	(35,956)
Impairment charge	—	—	(36,684)	(36,684)
Foreign exchange impact	—	(6,235)	(302)	(6,537)
Balance as of June 30, 2024	$273,275	$145,703	$15,819	$434,797
During fiscal year 2023, the Company performed a quantitative assessment of goodwill and the DOLE brand indefinite-lived intangible asset in conjunction with the annual impairment assessment. As of the October 1, 2023 testing date, two of Dole’s reporting units with allocated goodwill and the DOLE brand were considered at risk of future impairment. The fair values of the Fresh Fruit and Diversified Fresh Produce – Americas & ROW reporting units were approximately 4% and 2% above their carrying amounts, respectively, and the fair value of the Diversified Fresh Produce – EMEA reporting unit was sufficiently above its carrying amount. The fair value of the DOLE brand exceeded its carrying amount by approximately 2%.
On February 27, 2024, Dole entered into a definitive agreement with PTF Holdings to which Dole agreed to sell its 65.0% stake in the Progressive Produce business to PTF Holdings for gross proceeds of $120.3 million in cash. On March 13, 2024, Dole completed the Progressive Transaction, and the Company concluded that the Progressive Transaction was a triggering event for the Diversified Fresh Produce – Americas & ROW reporting unit. As a result of the sale, $36.0 million of goodwill was allocated to the Progressive Produce business and included within the carrying amount of the net assets sold. To determine the fair value of the remaining Diversified Fresh Produce – Americas & ROW reporting unit as of March 31, 2024, the Company utilized the income approach to estimate the reporting unit’s projected long-term performance. Level 3 inputs were utilized within the quantitative analysis. Based on the results of the analysis, the Company recorded a goodwill impairment charge of $36.7 million for the three months ended March 31, 2024. Unfavorable changes to key assumptions, market conditions and macroeconomic circumstances could result in future impairment.
See Note 4 “Acquisitions and Divestitures” for additional detail on the Progressive Transaction.